EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of ZIM Corporation, a Canadian corporation (the "Company"), on Form 10-QSB for the periods ended February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Cowpland, Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Michael Cowpland
---------------------
Michael Cowpland
Chief Executive Officer
April 8, 2004